UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2009

VILLAGEEDOCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31395	33-0668917
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1401 N. Tustin Ave., Suite 230
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a

Registrant.

On May 6, 2009 the Registrant arranged for an unsecured promissory note financing with C. Alan Williams and Joan P. Williams in the amount of $430,000 (the "Williams 2009 Note").  The Williams 2009 Note bears a per annum interest rate equal to the most favorable rate paid by the Williams  plus two percent (2%).  The Registrant's interest rate in effect through May 31, 2009 with respect to the Williams 2009 Note is 4.87%.  Thereafter, the interest rate may be adjusted once per month.  The term of the Williams 2009 Note is thirty-six (36) months, with monthly installments paid by the Registrant consisting of principal and interest on the first of each month, beginning on August 1, 2009.  The Williams 2009 Note matures on August 1, 2012.  Should the Registrant fail to make payments for a period of ninety (90) days, a default shall occur.  Upon the default, the Registrant shall pay a penalty interest rate in the amount of the William's rate plus six percent  (6%) on the unpaid amounts until the default is cured.  A copy of the promissory note is furnished hereto as Exhibit 99.1 to this Report.

Payment obligations under the Williams 2009 Note are subordinate in certain respects to the rights of the Private Bank of the Peninsula.

The Registrant used the proceeds from the Williams 2009 Note, to retire a line of credit with a financial institution on May 8, 2009.  The terms of the Williams 2009 Note were deemed more favorable to the Registrant than the renewal terms offered by the financial institution.

Item 7.01               Regulation FD Disclosure.

On May 11, 2009, the Registrant issued a press release announcing the promissory note between the Registrant and C. Alan & Joan P. Williams.    A copy of the press release is furnished hereto as Exhibit 99.2 to this Report.

Limitation on Incorporation by Reference

The information in this Report furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing references this Item 7.01 of this Form 8-K.  The information set forth in Item 7.01 of this report shall not deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.              Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description

99.1	Promissory Note by and between the Registrant and C. Alan Williams and Joan P. Williams dated May 6, 2009.

99.2	Press Release of the Registrant dated May 11, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      May 11, 2009                                                                                VILLAGEEDOCS, INC.

                                                                                                                        By:  /s/   Michael A. Richard

                                                                                                                        Print Name:  Michael A. Richard

                                                                                                                        Title:  Chief Financial Officer